2Q 2020
Quarterly Investor Presentation

Ballantyne STRONG™

NYSE American: BTN

AGENDA

STRONG TODAY

- Quarterly Highlights
- Financial Review

STRONGER TOMORROW

- Strong Outdoor Divestiture: Win/Win
- Convergent: Turnaround Success Story Poised for Growth
- Strong Entertainment: Global Leader with Staying Power
- Growth Opportunity

STRONG

TODAY

2Q 2020 HIGHLIGHTS

- **2Q revenue impacted & recovering – Adjusted EBITDA stable and effectively managing cash flow**
  - Flexible operating model and cost actions
- **Convergent customer demand remains strong**
- **Cinemas will need increased help to reopen**
  - Cinema operators raised more than $1B
  - Prepared for ongoing openings
- **Helping customers adapt**
  - Temporary Drive-in Cinemas and °SafeStore initiatives

CONSOLIDATED 2Q 2020 SUMMARY

($ in thousands)

	Quarters Ended June 30,				Six Months Ended June 30,			
	2020	2019	Favorable (Unfavorable)	Favorable (Unfavorable) %	2020	2019	Favorable (Unfavorable)	Favorable (Unfavorable) %
Ballantyne Strong (Consolidated)								
Revenue	$ 6,446	$ 14,269	$ (7,823)	(54.8)%	$ 20,020	$ 28,575	$ (8,555)	(29.9)%
Gross profit	1,463	3,234	(1,771)	(54.8)%	5,714	5,879	(165)	(2.8)%
Gross margin %	22.7%	22.7%	–		28.5%	20.6%	7.9%	
SG&A	3,570	5,519	1,949	35.3%	9,744	10,676	932	8.7%
Loss on disposal of assets	-	(38)	38	N/M	-	(102)	102	N/M
Loss from operations	(2,107)	(2,323)	216	9.3%	(4,030)	(4,899)	869	17.7%
Adjusted EBITDA*	(732)	(1,151)	419	36.4%	(1,388)	(2,579)	1,191	46.2%

- Decrease in revenue and gross profit primarily due to negative impact of COVID-19 on Strong Entertainment and Strong Outdoor operating segments
- Customer demand remained strong at Convergent as services revenue continued to increase
- Cost management efforts resulted in significant decrease in SG&A expense

*See Non-GAAP reconciliation to GAAP equivalent in appendix

BallantyneSTRONG

CONSOLIDATED 2Q 2020 TREND

($ in thousands)

	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20	Q2-FY20
Ballantyne Strong (Consolidated)					
Revenue	$ 14,269	$ 16,846	$ 17,129	$ 13,575	$ 6,446
Gross profit	3,234	5,813	6,781	4,253	1,463
Gross margin %	22.7%	34.5%	39.6%	31.3%	22.7%
SG&A	5,519	5,745	5,945	6,174	3,570
(Loss) income from operations	(2,323)	66	834	(1,921)	(2,107)
Adjusted EBITDA*	(1,151)	1,337	2,646	(656)	(732)

- 2Q 2020 operating results at Strong Entertainment and Strong Outdoor negatively impacted by COVID-19
- Despite the significant impact of COVID-19, gross margin flat compared to 2Q 2019
- Cost reduction initiatives mitigated decline in gross profit as operating loss improved

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Ballantyne STRONG

STRONG ENTERTAINMENT 2Q 2020 TREND

($ in thousands)

	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20	Q2-FY20
Strong Entertainment					
Revenue	$ 7,879	$ 10,928	$ 10,469	$ 7,315	$ 2,467
Gross profit	2,537	3,669	3,537	1,834	47
Gross margin %	32.2%	33.6%	33.8%	25.1%	1.9%
SG&A	1,281	1,436	1,509	2,170	525
Income (loss) from operations	1,256	2,230	2,026	(337)	(478)
Adjusted EBITDA*	1,450	2,444	2,655	(103)	(168)

- 2Q 2020 activity at Strong Entertainment significantly impacted by COVID-19 related disruptions
- Strong MDI facility closed for nearly six weeks of 2Q 2020 and STS experienced much lower demand for maintenance/installation services given continued widespread theater closures
- Expect recovery during 2nd half of 2020 as theaters plan to re-open

*See Non-GAAP reconciliation to GAAP equivalent in appendix

CONVERGENT 2Q 2020 TREND

($ in thousands)

	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20	Q2-FY20
Convergent					
Revenue	$ 5,135	$ 4,532	$ 4,824	$ 4,962	$ 3,647
Gross Profit	1,584	1,469	2,055	1,985	1,601
Gross margin %	30.8%	32.4%	42.6%	40.0%	43.9%
SG&A	1,263	1,075	1,454	1,128	1,009
Income from operations	321	394	601	857	591
Adjusted EBITDA*	794	889	1,228	1,460	1,201

- Convergent's performance driven by transition to higher margin recurring revenue and cost reduction initiatives – comparison periods in early 2019 include non-recurring installation projects

Recurring Revenue as a % of Total Revenue



35.2%
38.4%
44.4%
56.2%
68.9%
2016
2017
2018
2019
TTM Q2 2020

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Ballantyne STRONG

STRONG OUTDOOR 2Q 2020 TREND

($ in thousands)

	Q2-FY19	Q3-FY19	Q4-FY19	Q1-FY20	Q2-FY20
Strong Outdoor					
Revenue	$ 1,135	$ 1,296	$ 1,722	$ 1,197	$ 242
Gross profit	(1,007)	585	1,075	333	(275)
Gross margin %	(88.7)%	45.1%	62.4%	27.8%	(113.6)%
SG&A	548	809	707	708	405
(Loss) income from operations	(1,593)	(224)	368	(376)	(680)
Adjusted EBITDA*	(1,360)	(69)	481	(266)	(492)

- Revenue and gross profit were both significantly impacted by COVID-19 related closures in the New York City market
- Cost reduction initiatives partially offset decline in gross profit
- Firefly investment provides upside potential — leveraging digital advertising rollout, backed by GV and NFX

*See Non-GAAP reconciliation to GAAP equivalent in appendix

BallantyneSTRONG

BALANCE SHEET

($ in thousands)

	6/30/2020	12/31/2019
Assets		
Cash and cash equivalents and restricted cash	$ 6,822	$ 5,302
Other current assets	13,768	17,721
Goodwill and intangible assets	2,205	2,453
Other long-term assets	30,648	32,157
Total assets	**$ 53,443**	**$ 57,633**
Liabilities		
Accounts payable & accrued expenses	$ 8,072	$ 7,689
Short-term debt & current portion of long-term debt	4,741	4,078
Short-term lease liabilities	2,683	2,557
Long-term debt, net of current portion	2,832	3,019
Long-term lease liabilities	7,801	8,797
Other liabilities	5,890	5,784
Total liabilities	**$ 32,019**	**$ 31,924**
Stockholders' equity	**$ 21,424**	**$ 25,709**
Total liabilities and stockholders' equity	**$ 53,443**	**$ 57,633**

STRONGER

TOMORROW

STRONG OUTDOOR DIVESTITURE A WIN/WIN

Operating Business: Strengthened Profitability Profile of Operating Businesses


WE HAVE YOU COVERED
STRONG
OUTDOOR

Strong Entertainment
Managed Services and Screens

Convergent
Digital Signage as a Service

Strong Outdoor
Out-of-Home Advertising

Sold Aug-20

Investments: Strengthened Investment Portfolio

1347 Property Insurance Holdings, Inc. (PIH)
$6.8M carrying value at 6.30.20
Liquid investment in marketable securities

Itasca Capital Ltd. (TSX Venture: ICL)
$2.8M carrying value at 6.30.20
Liquid investment in marketable securities

Firefly
$3.6M carrying value at 6.30.20
$12.9M post-transaction
Private company
Venture backed

BallantyneSTRONG

CONVERGENT: THE OPPORTUNITY

CONVERGENT™

Growing Market:

- Sustained shift to digital signage
  - Multibillion-dollar market projected to grow at an 8% CAGR through 2025

Cost Efficient Solution:

- Digital signage as a service ("DSaaS") is attractive solution in all economic environments
  - Low/no upfront costs – simple monthly recurring fee
  - Measurable performance

Stable Customer Base:

- >45,000 digital signage end points
- Broad customer base - many blue chip and essential businesses with excellent credit

FedEx® KAY JEWELERS BEST BUY ALLEN EDMONDS PORT WASHINGTON COX

CONVERGENT: THE OPPORTUNITY

CONVERGENT™

Growing Recurring Revenue

BrightSign Installed Base


46K
3K
Q1 2018
Q2 2020

Recurring Revenue %


38.4%
44.4%
56.2%
68.9%
2017
2018
2019
TTM Q2 2020

Convergent Gross Margin %


15.8%
12.0%
33.3%
41.6%
2017
2018
2019
Q2 2020 YTD

Scalable Operating Platform


Media players are easily added to current platform
45K+ Active media players
40% Gross margin for Active media players
70-80% Gross margin for Added media players

BallantyneSTRONG

STRONG ENTERTAINMENT: THE OPPORTUNITY

- Major Customers Currently Reopening

IMAX · AMC THEATRES · REGAL · MARCUS THEATRES

- Seeing Increased Interest in Our Services Business
  - Theaters attracted to outsourced services model as they rescale
  - Proven expertise
  - Attractive economics for customers
- Laser Projector Upgrade Cycle Underway
  - Expected to ramp as theaters return to normal

SIGNIFICANT WORLDWIDE MARKETS

STRONG ENTERTAINMENT

- China
  - Largest cinema market in the world
  - Thousands of new screens per year
  - Existing presence & opening finishing plant
- Europe
  - Opportunity to grow market share
  - Similar size as North America
- Saudi Arabia
  - Repeal of 35-year commercial cinema ban: expects 300+ cinemas with 2,000+ screens to open by 2030

Market Share


~65%
~5%
<5%

OPERATIONS EXPECTED TO REBOUND

	Adjusted EBITDA		
	Pre-COVID (2019)	Trailing 12 Months	What We Are Seeing Today
STRONG ENTERTAINMENT	$8.0M	$4.8M	Returning business opportunities as industry restarts
CONVERGENT	$4.1M	$4.8M	Relatively steady; long-term contracts
TOTAL	$12.1M	$9.6M	

Healthy Balance Sheet a Strategic Advantage

POSITIONED TO SUCCEED AS INDUSTRY DYNAMICS IMPROVE

Drive Shareholder Returns

TODAY

- Well-established global brands
- Tight expense control
- Strong balance sheet

NEAR/MID-TERM

- Signs of recovery as cinemas reopen
- Re-engagement by customers for our cinema-focused services
- Opening plant in China
- Continue to grow Convergent "DSaaS" model

MID/LONGER-TERM

- Capture international market share for Strong Entertainment
- Convert near-term services momentum into sustained growth
- Grow Convergent organically and/or through acquisitions
- Build value of investment portfolio

BallantyneSTRONG

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

- This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "outlook," "plan," "potential," "project," "projection," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company's filings with the Securities and Exchange Commission under the sections titled "Risk Factors," "Forward-Looking Statements," and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

- In this presentation, we include certain supplemental financial measures, including EBITDA and Adjusted EBITDA, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"). In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, equity method income (loss), fair value adjustments, severance, foreign currency transaction gains (losses), transactional gains and expenses, gains on insurance recoveries and other cash and non-cash charges and gains. We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management. You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies. In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation. See the Appendix for a reconciliation of each non-GAAP financial measure included in this presentation to its directly comparable GAAP measurement. For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our quarterly report on Form 10-Q for the quarter ended June 30, 2020, and our earnings release for the second quarter ended June 30, 2020, under the caption "Use of Non-GAAP Measures."

APPENDIX

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

($ in thousands)

Quarter Ended June 30, 2019	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 202	120	$ (1,410)	(2,330)	$ (3,418)
Interest expense, net	35	111	38	2	186
Income tax expense (benefit)	288	101	-	34	423
Depreciation and amortization	220	472	100	55	847
EBITDA	745	804	(1,272)	(2,239)	(1,962)
Stock-based compensation expense	-	-	-	221	221
Fair value adjustment to notes receivable	797	-	-	-	797
Equity method investment loss (income)	47	-	-	(17)	30
Loss on disposal of assets and impairment charges	-	-	38	-	38
Foreign currency transaction loss (gain)	87	(10)	-	-	77
Gain on Firefly transaction, net of transaction costs	-	-	(126)	-	(126)
Gain on property and casualty insurance recoveries	(226)	-	-	-	(226)
Severance and other	-	-	-	-	-
Adjusted EBITDA	$ 1,450	$ 794	$ (1,360)	$ (2,035)	$ (1,150)

Quarter Ended September 30, 2019	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 1,265	386	$ (332)	(3,107)	$ (1,788)
Interest expense, net	35	120	106	1	262
Income tax expense (benefit)	827	(96)	-	-	731
Depreciation and amortization	226	492	124	54	896
EBITDA	2,353	902	(102)	(3,052)	101
Stock-based compensation expense	-	-	-	334	334
Fair value adjustment to notes receivable	845	-	-	-	845
Equity method investment loss (income)	(287)	-	-	783	496
Loss on disposal of assets and impairment charges	3	-	-	-	3
Foreign currency transaction loss (gain)	(50)	(17)			(66)
Gain on Firefly transaction, net of transaction costs	-	-	6	-	6
Gain on property and casualty insurance recoveries	(421)	-	-	-	(421)
Severance and other	-	4	27	8	39
Adjusted EBITDA	$ 2,444	$ 889	$ (69)	$ (1,927)	$ 1,337

Quarter Ended December 31, 2019	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 959	397	$ 512	(2,616)	$ (748)
Interest expense, net	34	154	67	-	255
Income tax expense (benefit)	1,011	61	-	(85)	987
Depreciation and amortization	232	604	111	51	998
EBITDA	2,236	1,216	690	(2,650)	1,492
Stock-based compensation expense	-	-	-	322	322
Fair value adjustment to notes receivable	705	-	-	-	705
Equity method investment loss (income)	178	-	-	610	788
Loss on disposal of assets and impairment charges	2	-	-	-	2
Foreign currency transaction loss (gain)	122	(11)	-	-	111
Gain on Firefly transaction, net of transaction costs	-	-	(209)	-	(209)
Gain on property and casualty insurance recoveries	(588)	-	-	-	(588)
Severance and other	-	23	-	-	23
Adjusted EBITDA	$ 2,655	$ 1,228	$ 481	$ (1,718)	$ 2,646

Quarter Ended March 31, 2020	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net (loss) income	$ (156)	616	$ (201)	(706)	$ (447)
Interest expense, net	32	144	95	1	272
Income tax expense (benefit)	287	58	-	55	400
Depreciation and amortization	230	602	110	47	989
EBITDA	393	1,420	4	(603)	1,214
Stock-based compensation expense	-	-	-	273	273
Fair value adjustment to notes receivable	-	-	-	-	-
Equity method investment loss (income)	48	-	-	(1,417)	(1,369)
Loss on disposal of assets and impairment charges	-	-	-	-	-
Foreign currency transaction (gain) loss	(528)	40	-	-	(488)
Gain on Firefly transaction, net of transaction costs	-	-	(270)	-	(270)
Gain on property and casualty insurance recoveries	(16)	-	-	-	(16)
Severance and other	-	-	-	-	-
Adjusted EBITDA	$ (103)	$ 1,460	$ (266)	$ (1,747)	$ (656)

Quarter Ended June 30, 2020	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net (loss) income	$ (865)	402	$ (336)	(2,929)	$ (3,728)
Interest expense, net	34	139	88	7	268
Income tax expense (benefit)	78	56	-	(38)	96
Depreciation and amortization	231	589	110	48	978
EBITDA	(522)	1,186	(138)	(2,912)	(2,386)
Stock-based compensation expense	-	-	-	212	212
Fair value adjustment to notes receivable	-	-	-	-	-
Equity method investment loss (income)	69	-	-	1,420	1,489
Loss on disposal of assets and impairment charges	-	-	-	-	-
Foreign currency transaction (gain) loss	304	(1)	-	-	303
Gain on Firefly transaction, net of transaction costs	-	-	(356)	-	(356)
Gain on property and casualty insurance recoveries	(97)	-	-	-	(97)
Severance and other	78	16	2	7	103
Adjusted EBITDA	$ (168)	$ 1,201	$ (492)	$ (1,273)	$ (732)

BallantyneSTRONG

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

($ in thousands)

	Year Ended December 31, 2019					Trailing Twelve Months Ended June 30, 2020				
	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated	Strong Entertainment	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$ 2,079	1,483	$ (3,264)	(10,401)	$ (10,103)	$ 1,203	$ 1,801	$ (357)	$ (9,358)	$ (6,711)
Interest expense, net	140	475	233	(28)	820	135	557	356	9	1,057
Income tax expense (benefit)	2,148	134	-	-	2,282	2,203	79	-	(68)	2,214
Depreciation and amortization	896	1,991	434	213	3,534	919	2,287	455	200	3,861
EBITDA	5,263	4,083	(2,597)	(10,216)	(3,467)	4,460	4,724	454	(9,217)	421
Stock-based compensation expense	-	-	-	1,120	1,120	-	-	-	1,141	1,141
Fair value adjustment to notes receivable	2,857	-	-	-	2,857	1,550	-	-	-	1,550
Equity method investment loss	779	-	-	1,232	2,011	8	-	-	1,396	1,404
Loss on disposal of assets and impairment charges	68	1	38	-	107	5	-	-	-	5
Foreign currency transaction loss (gain)	289	(24)	-	-	265	(152)	11	-	-	(140)
Gain on Firefly transaction, net of transaction costs	-	-	(319)	-	(319)	-	-	(829)	-	(829)
Gain on property and casualty insurance recoveries	(1,235)	-	-	-	(1,235)	(1,122)	-	-	-	(1,122)
Severance and other	-	27	27	8	62	78	43	29	15	165
Adjusted EBITDA	$ 8,021	$ 4,087	$ (2,851)	$ (7,856)	$ 1,401	$ 4,828	$ 4,778	$ (346)	$ (6,665)	$ 2,595

BallantyneSTRONG